4
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549



                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                Date of Report:  January 22, 1996


                      BELLSOUTH CORPORATION
     (Exact name of registrant as specified in its charter)


        Georgia                 1-8607        58-1533433
      (State or other         (Commission     (IRS Employer
      jurisdiction of         File Number)    Identification
       incorporation)                                No.)


    1155 Peachtree Street, N. E., Atlanta, Georgia 30309-3610
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code(404) 249-2000
Item 5.  Other Events

BellSouth Corporation reported that earnings per share (EPS) showed a loss of 16 cents in the final quarter of 1995 including special charges for previously announced workforce reductions and debt refinancings. EPS excluding special items increased 9.6 percent in the fourth quarter of 1995, reaching 57 cents.
In the fourth quarter of the prior year, EPS was 56 cents including a gain of 4 cents.

On a reported basis, the fourth quarter showed a net loss of $161 million in 1995, versus net income of $558 million in 1994. Net income excluding special items was $564 million, up 8.9 percent compared with the same quarter of 1994.


BellSouth's revenue grew in the fourth quarter. Quarterly revenues of $4.76 billion were up 8.4 percent compared with the same quarter of 1994. Revenues in 1995 reached $17.9 billion, increasing 6.2 percent from the previous year.

BellSouth added 302,900 cellular customers in the U.S. during the fourth quarter, and its annual increase in access lines exceeded
900,000 in 1995.

Sales of Caller ID increased 124 percent in 1995, small business access lines jumped 9.0 percent, and large business lines were up
6.7 percent for the year.

The number of BellSouth cellular customers in the U.S. grew 32 percent in 1995, and the company ended the year with 2,847,400 customers. BellSouth's international cellular markets grew 81 percent, and the company served 654,900 customers at December 31.

BellSouth's access lines in the U.S. grew a 4.5 percent rate during 1995. The company surpassed 21 million access lines with an annual increase of 913,100. Second lines increased 21 percent, and accounted for nearly half of all new residential hook-ups in 1995. Second lines total nearly 1.3 million. BellSouth markets additional lines to satisfy the growing customer demand for access to the Internet, telecommuting and home offices, in-home fax machines, and children's phones.

Operating expenses increased 8.8 percent in the fourth quarter, reflecting the short-run costs of promotions which generated the high volumes of new business. Expenses also reflected the impact of two one-time events - BellSouth's recent brand name change, and service restoration after Hurricane Opal in October. Cash operating expenses in BellSouth's telephone operations increased
1.5 percent in 1995.

In addition to the 1995 workforce and refinancing charges, reported earnings for the year reflected a previously announced charge of $2.73 per share related to BellSouth discontinuing Statement of Financial Accounting Standards No.71. On a reported basis, EPS was a loss of $1.24 per share in 1995. In 1994, BellSouth reported earnings per share of $2.18. Excluding special items in both periods, BellSouth's EPS for the year was $2.24 in 1995, compared with $2.07 in 1994. Net income excluding special items increased 8.5 percent in 1995, to $2.23 billion. On a reported basis, net income was a loss of $1.23 billion. Reported net income in 1994 was $2.16 billion.

BellSouth Corporation's Board of Directors announced that John L. Clendenin, chairman of the board, president and chief executive officer of BellSouth, will retire at the end of 1996 and that
F. Duane Ackerman, currently vice chairman and chief operating officer of the corporation, will succeed him as CEO and president of the company. Clendenin will remain as a non-employee chairman through 1997.

PRELIMINARY
JANUARY 22, 1996

                      BELLSOUTH CORPORATION
                CONSOLIDATED STATEMENTS OF INCOME
             (In Millions, Except Per Share Amounts)

                               For the Three     For the Year
                                Months Ended        Ended
                                December 31,     December 31,
                               1995     1994     1995    1994
                                 Unaudited      Unaudited
Operating Revenues:
Network and related services
Local service                  $1,875   $1,746   $ 7,294 $6,863
Interstate access                 869      789     3,275  3,127
Intrastate access                 201      221       884    908
Toll                              242      291     1,009  1,190
Wireless communications           704      589     2,592  2,067
Directory advertising and         569      451     1,677  1,556
publishing
Other services                    305      308     1,155  1,134
Total Operating Revenues        4,765    4,395    17,886 16,845

Operating Expenses:
Cost of services and
products                        1,654    1,537     6,184  6,043
Depreciation and
amortization                      887      846     3,455  3,259
Selling, general and
administrative                  1,099      962     3,873  3,485
Work force reduction charges
                                1,082       --     1,082     --
Total Operating Expenses        4,722    3,345    14,594 12,787

Operating Income                   43    1,050     3,292  4,058
Interest Expense                  192      170       724    666
Other Income (Expense), net      (31)     (14)        20     11


Income (Loss) Before Income
Taxes and Extraordinary
Losses                          (180)      866     2,588  3,403
Provision for Income Taxes       (81)      308     1,024  1,243

Income (Loss) Before
Extraordinary Losses             (99)      558     1,564  2,160
Extraordinary Loss for
Discontinuance of Statement
of Financial Accounting
Standards No. 71, net of tax       --       --   (2,718)     --
Extraordinary Loss on Early
Extinguishment of Debt, net
of tax                           (62)       --      (78)     --


Net Income (Loss)             $ (161)  $   558  $(1,232) $2,160

PRELIMINARY

JANUARY 22, 1996

                      BELLSOUTH CORPORATION
          CONSOLIDATED STATEMENTS OF INCOME (Continued)
             (In Millions, Except Per Share Amounts)


                               For the Three     For the Year
                                Months Ended        Ended
                                December 31,     December 31,
                               1995     1994     1995   1994
                                 Unaudited     Unaudited

Weighted Average Common
Shares Outstanding                993      992      993     992
Dividends Declared Per
Common Share                     $.36    $.345    $1.41   $1.38

Earnings Per Share:
Income (Loss) Before
Extraordinary Losses           $(.10)     $.56    $1.57   $2.18
Extraordinary Loss for
Discontinuance of Statement
of Financial Accounting                                      --
Standards No. 71, net of tax
                                   --       --   (2.73)
Extraordinary Loss on Early
Extinguishment of Debt, net
of tax                          (.06)       --    (.08)      --

Earnings (Loss) Per Share      $(.16)     $.56  $(1.24)   $2.18

PRELIMINARY

JANUARY 22, 1996

                      BELLSOUTH CORPORATION
                   CONSOLIDATED BALANCE SHEETS
             (In Millions, Except Per Share Amounts)



                                                         December 31,
                                                        1995      1994
                                                       Unaudited

                       ASSETS
Current Assets:
 Cash and cash equivalents                               $1,711      $606
 Temporary cash investments                                  71        51
Accounts receivable, net of allowance for
uncollectibles of $171 and $154                          3,772     3,127
 Material and supplies                                      430       490
 Other current assets                                       521       454

                                                          6,505     4,728

Investments and Advances                                  2,418     2,532
Property, Plant and Equipment, net                       21,092    25,162
Deferred Charges and Other Assets                           338       535
Intangible Assets, net                                    1,527     1,440

 Total Assets                                           $31,880   $34,397


        LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
 Debt maturing within one year:
      Debentures to be redeemed in January 1996         $   485  $     --
      Other                                               2,466     2,019
 Accounts payable                                         1,724     1,378
 Other current liabilities                                2,715     3,101

                                                          7,390     6,498


Long-Term Debt                                            7,924     7,435

Deferred Credits and Other Liabilities:
 Accumulated deferred income taxes                        1,650     3,647
 Unamortized investment tax credits                         355       443
 Other liabilities and deferred credits                   2,736     2,006

                                                          4,741     6,096

Shareholders' Equity:
Common stock, $1 par value                               1,007       503
Paid-in capital                                           7,619     8,064
Retained earnings                                         4,099     6,721
Shares held in trust                                     (374)     (336)

Guarantee of ESOP debt                                   (526)     (584)
                                                        11,825    14,368

Total Liabilities and Shareholders' Equity             $31,880   $34,397








     PRELIMINARY (UNAUDITED)


     January 22, 1996


                 BELLSOUTH FINANCIAL HIGHLIGHTS
                          SELECTED DATA

                                  Three Months       Three Months
                                      Ended             Ended
                                December 31, 1995 December 31, 1994

      Return to average common
      equity (annualized)              (5.3%)     15.7%

      Return to average total
      capital(annualized)              (0.2%)     11.7%

      Weighted average common
      shares outstanding
      (millions)                       993        992

      Earnings per share               $(.16)     $.56

      Dividends per share              $ .36      $.345

      Property additions
      (millions)                       $1,332     $969



                                          At December 31,
                                      1995           1994

     Common shares outstanding
     (millions)                        994        992

     Debt ratio                        46.7%      39.3%

     Total employees                   87,571     92,121







     PRELIMINARY (UNAUDITED)


     January 22, 1996


                 BELLSOUTH FINANCIAL HIGHLIGHTS
                          SELECTED DATA

                                   Year Ended         Year Ended
                                December 31, 1995  December 31, 1994

      Return to average common
      equity                           (9.2%)     15.4%

      Return to average total
      capital                          (2.7%)     11.5%

      Weighted average common
      shares outstanding
      (millions)                       993        992

      Earnings per share               $(1.24)    $2.18

      Dividends per share              $ 1.41     $1.38

      Property additions
      (millions)                       $4,092     $3,673



PRELIMINARY

JANUARY 22, 1996

               BELLSOUTH TELECOMMUNICATIONS, INC.
                CONSOLIDATED STATEMENTS OF INCOME
                          (In Millions)

                           For the Three  For the Year
                           Months Ended       Ended
                           December 31,   December 31,
                          1995      1994    1995     1994
                           Unaudited     Unaudited
Operating Revenues:
Network and related
services
Local service             $1,875   $1,746    $7,294  $6,863
Interstate access            869      789     3,275   3,127
Intrastate access            201      221       884     908
Toll                         242      291     1,009   1,190
Other                        592      515     2,078   1,952
Total Operating
Revenues                   3,779    3,562    14,540  14,040

Operating Expenses:
Cost of services and
products                   1,374    1,284     5,268   5,235
Depreciation and
amortization                 779      761     3,065   2,954
Selling, general and
administrative               651      580     2,344   2,263
Work force reduction
charges                    1,082       --     1,082      --
Total Operating
Expenses                   3,886    2,625    11,759  10,452

Operating Income           (107)      937     2,781   3,588
Interest Expense             148      141       573     549
Other Income, net              7        5        27      18

Income (Loss) Before
Income Taxes and
Extraordinary Losses       (248)      801     2,235   3,057
Provision for Income
Taxes                      (126)      281       818   1,105

Income (Loss) Before
Extraordinary Losses       (122)      520     1,417   1,952
Extraordinary Loss for
Discontinuance of
Statement of Financial
Accounting Standards
No. 71, net of tax            --       --   (2,718)      --
Extraordinary Loss on
EarlyExtinguishment of
Debt,net of tax             (62)       --      (78)      --

Net Income (Loss)        $ (184)  $   520  $(1,379)  $1,952




     PRELIMINARY (UNAUDITED)

     January 22, 1996

        BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                          SELECTED DATA




                                Three Months Ended   Three Months Ended
                                 December 31, 1995    December 31, 1994

      Property additions
      (millions)                $959                 $677

      Access minutes of use
      (millions):
      Interstate                15,969               14,823

      Intrastate                4,993                4,414

      IntraLATA toll messages
      (millions)                323                  388


                                    Year Ended           Year Ended
                                 December 31, 1995    December 31, 1994

      Property additions
      (millions)                $3,218               $3,109

      Access minutes of use
      (millions):
      Interstate                62,411               57,778

      Intrastate                19,197               16,888

      IntraLATA toll messages
      (millions)                1,374                1,559



                                            At December 31,

                                        1995                 1994

     Debt ratio                 51.9%                41.0%

     Telephone employees        68,585               73,764

     Network access lines in
     service(thousands)         21,133               20,220





                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BELLSOUTH CORPORATION


By: /s/RONALD M. DYKES
    Ronald M. Dykes
    Vice President, Chief Financial Officer
     and Comptroller
    January 31, 1996